Exhibit 10.17

NOTE

$10,000,000	September ___, 2012

Digital Cinema Destinations Corp., a Delaware corporation, DC Westfield Cinema, LLC, a Delaware limited liability company, DC Cranford Cinema, LLC, a Delaware limited liability company, DC Bloomfield Cinema, LLC, a Delaware limited liability company, DC Cinema Centers, LLC, a Delaware limited liability company, and DC Lisbon Cinema, LLC, a Delaware limited liability company (each individually, a “Borrower” and collectively, the “Borrowers”), unconditionally and jointly and severally promise to pay to the order of Northlight Trust I ("Lender") on or before the Maturity Date (as defined in the Loan Agreement hereinafter referred to) the principal sum of $10,000,000 or such lesser amount as is recorded in the books and records of the Lender as the aggregate unpaid principal amount of the Loan, in the installments required in the Loan Agreement referred to below payable in immediately available funds to the Lender, together with interest on the unpaid principal amount thereof at the rates and on the dates set forth in the Loan Agreement.

The Lender shall, and is hereby authorized to, maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to the Lender resulting from the Loan made by the Lender, including the amounts of principal and interest payable and paid to the Lender from time to time hereunder, provided, however, that failure to do so shall not affect any Borrower's obligation to pay amounts due hereunder.

Each Borrower expressly waives any presentments, demand, protest or notice in connection with this Note now, or hereafter, required by applicable law.

This Note is issued pursuant to the provisions of the Loan Agreement dated as of September ___, 2012 among the Borrowers and the Lender, as it may be amended, restated or otherwise modified from time to time (the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or its maturity date extended or accelerated. Terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

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THIS TERM LOAN NOTE IS A LOAN DOCUMENT AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

DIGITAL CINEMA DESTINATIONS CORP.

By:  /s/ A. Dale Mayo

Name:  A. Dale Mayo

Title:  CEO

DC WESTFIELD CINEMA, LLC

By:  /s/ A. Dale Mayo

Name:  A. Dale Mayo

Title:  Manager

DC CRANFORD CINEMA, LLC

By:  /s/ A. Dale Mayo

Name:  A. Dale Mayo

Title:  Manager

DC BLOOMFIELD CINEMA, LLC

By:  /s/ A. Dale Mayo

Name:  A. Dale Mayo

Title:  Manager

DC CINEMA CENTERS, LLC

By:  /s/ A. Dale Mayo

Name:  A. Dale Mayo

Title:  Manager

DC LISBON CINEMA, LLC

By:  /s/ A. Dale Mayo

Name:  A. Dale Mayo

Title:  Manager

ANNARBOR 51757-7 152718v1